Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated July 31, 1998 included in USEC Inc.'s Form 10-K for the year ended June 30, 1998 and to all references to our Firm included in this registration statement.



                                        /s/ Arthur Andersen LLP
                                        -----------------------

Washington, D.C.
August 19, 1999